Exhibit B

                      HOLOBEAM, INC.
                     Form 10Q/A No. 1
                     DECEMBER 31, 2005
                 Section 906 Certification


     Certification of Principal Executive Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     In connection with the Amended Quarterly Report of Holobeam,
Inc. (The Registrant) on Form 10Q/A No. 1 for the period ended
December 31, 2005 as filed with the Securities and Exchange
Commission on the date hereof (the Report), I, Melvin S. Cook,
Chairman and President of the Registrant, certify pursuant to 18
U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


     (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
And


     (2)	The information contained in the Report fairly
presents, in all respects, the financial condition and results of operations of the Registrant.




/s/ Melvin S. Cook
MELVIN S. COOK
CHAIRMAN AND PRESIDENT
May 12, 2006


Exhibit B

                          HOLOBEAM, INC.
                         Form 10Q/A No. 1
                         DECEMBER 31, 2005
                      Section 906 Certification


     Certification of Chief Financial Officer pursuant to 18
U.S.C., Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


     In connection with the Amended Quarterly Report of Holobeam, Inc. (The Registrant) on Form 10Q/A No. 1 for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Beverly Cook, Treasurer of the Registrant, certify pursuant to 18 U.S.C., Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)	The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of
1934; and

     (2)	The information contained in the Report fairly
presents, in all respects, the financial condition and results of operations of the Registrant.





/s/ Beverly Cook
BEVERLY COOK
TREASURER
May 12, 2006